EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of SensiVida Medical Technologies, Inc. (the "Company") for the year ended February 28, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Kamal Sarbadhikari, as Chief Executive Officer of the Company, and Frank D. Benick, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of ss.13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 15, 2009                            By:   /s/ Kamal Sarbadhikari
                                                     ----------------------
                                                     Kamal Sarbadhikari
                                                     Chief Executive Officer

Date: June 15, 2009                            By:   /s/ Frank D. Benick
                                                     ---------------------
                                                     Frank D. Benick
                                                     Chief Financial Officer


        This certification accompanies each Report pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.

        A signed original of this written statement required by ss.906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.